EXHIBIT 99.1

Jushi Holdings Inc. Announces Proposed Debt Financing

$68 Million of Binding Subscription Commitments Received to Date

BOCA RATON, Fla., Nov. 15, 2022 (GLOBE NEWSWIRE) -- Jushi Holdings Inc. (“Jushi” or the “Company”) (CSE: JUSH) (OTCQX: JUSHF), a vertically integrated, multi-state cannabis operator, today announced the receipt of binding subscriptions to date totaling approximately US$68 million for the issuance of 12% second lien notes (“Notes”) and warrants to purchase the Company’s subordinate voting shares (the “Warrants”) in a private offering (the “Offering”). Pursuant to the terms of the Offering the Company may issue additional Notes on the same terms, subject to market conditions and investor interest. The Notes will mature four years from the date of issuance, will bear interest of 12.0% per annum, payable in cash quarterly, and will be guaranteed by certain of the Company’s direct and indirect domestic subsidiaries and secured by second priority liens on certain assets of the Company and certain of the Company’s direct and indirect domestic subsidiaries. In connection with the Offering, the purchasers of the Notes will also receive four-year Warrants at 50% coverage with an exercise price to be determined at closing.

The Company expects the closing of the Offering to occur in late November or early December of this year. The Company intends to use the net proceeds from the Offering to redeem its outstanding existing 10% senior secured notes due January 2023 (the “2023 Notes”) and, to the extent there are remaining proceeds, for general corporate purposes, including but not limited to working capital, capital expenditures and potential acquisitions. This press release shall not constitute a notice of redemption of the 2023 Notes.

Entities affiliated with Jim Cacioppo, Jushi’s Chief Executive Officer, Chairman and Founder, subscribed for US$3.0 million of the Notes, and Denis Arsenault, a significant stockholder of the Company subscribing for US$13.4 million of the Notes. None of the aforementioned subscribers were involved in pricing or setting the terms of the Offering.

The Notes and related guarantees and Warrants will be offered and sold in a private placement only to U.S. Accredited Investors and/or Qualified Institutional Buyers in reliance on the registration exemption provided by Rule 506(b) of Regulation D under the U.S. Securities Act and/or Section 4(a)(2) of the U.S. Securities Act and similar registration exemptions under applicable state securities or “blue sky” laws; accordingly, the Notes will be when issued, as applicable, “restricted securities” within the meaning of Rule 144(a)(3) of the U.S. Securities Act and will be subject to a statutory hold period lasting four months and one day following the closing date pursuant to applicable Canadian securities laws. The acceptance of the subscriptions by the Company and the closing of the transactions are subject to certain conditions, including the approval of Roxbury, LP (“Roxbury”) as agent for the lenders under the Company’s existing US$100 million Senior Secured Credit Facility, and there can be no assurance that the proposed Offering of Notes and Warrants will be completed or that the terms of the Offering will not be modified.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the Notes, Warrants or any other securities and shall not constitute an offer, solicitation; or sale in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale is unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act. This press release contains information about pending transactions, and there can be no assurance that these transactions will be completed.

About Jushi Holdings Inc.
We are a vertically integrated cannabis company led by an industry-leading management team. In the United States, Jushi is focused on building a multi-state portfolio of branded cannabis assets through opportunistic acquisitions, distressed workouts, and competitive applications. Jushi strives to maximize shareholder value while delivering high-quality products across all levels of the cannabis ecosystem.

Forward-Looking Information and Statements
This press release contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation as well as statements that may constitute "forward-looking statements" within the meaning of within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release, including statements regarding the planned Offering of the Notes and statements regarding the intended use of proceeds from the offering of the Notes and Warrants, including the conditional redemption of the 2023 Notes, are forward-looking statements. These forward-looking statements are based on Jushi’s current expectations and beliefs concerning future developments and their potential effects. As a result, actual results could differ materially from those expressed by such forward-looking statements and such statements should not be relied upon. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as “plans,” “expects” or “does not expect,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” or “believes,” or variations of such words and phrases or may contain statements that certain actions, events or results “may,” “could,” “would,” “might” or “will be taken,” “will continue,” “will occur” or “will be achieved”. The forward-looking information and forward-looking statements contained herein may include but are not limited to, information concerning the expectations regarding Jushi, or the ability of Jushi to successfully achieve business objectives, and expectations for other economic, business, and/or competitive factors. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including risks related to market conditions and investor demand for the Offering and the satisfaction of closing conditions and successful closing of the Offering and the amount of net proceeds, if any, that may be raised in the Offering, the ability of Jushi to successfully and/or timely achieve business objectives, including with regulatory bodies, employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; changes in applicable laws; compliance with extensive government regulation, the risk that additional information may arise prior to the completion of restated condensed consolidated interim financial statements or other subsequent events that would require us to make additional adjustments, as well as other risks, uncertainties and other cautionary statements in the Company’s public filings with the applicable securities regulatory authorities on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com. Should one or more of these risks, uncertainties or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected.

Although the Company believes that the assumptions and factors used in preparing, and the expectations contained in, the forward-looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward-looking information and statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements. The forward-looking information and forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice.

For further information, please contact:

Investor Relations
Michael Perlman
Executive Vice President of Investor Relations
Investors@jushico.com
(561) 281-0247

Media Contact
Ellen Mellody
MATTIO Communications
Ellen@Mattio.com
(570) 209-2947